                                                                    Exhibit 10.5

                   ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT


     THIS ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT ("Agreement") is made and entered into as of the 22nd day of February, 1994. The parties ("Parties") to this Agreement are MORRISON KNUDSEN CORPORATION, an Ohio corporation ("Morrison Knudsen"), and MK RAIL CORPORATION, a Delaware corporation ("MK Rail").

                                    RECITALS

     WHEREAS, MK Rail is a wholly-owned subsidiary of Morrison Knudsen;

     WHEREAS, MK Rail intends to sell shares of its Common Stock to the public ("Public Offering");

     WHEREAS, pursuant to the terms of that certain Transfer Agreement between the Parties of even date herewith ("Transfer Agreement"), Morrison Knudsen is
(i) transferring certain assets relating to its locomotive division operations to MK Rail, effective as of February 1, 1994 (the "First Closing Date"), and
(ii) transferring to MK Rail 100% of the issued and outstanding capital stock of its locomotive-related component parts subsidiaries as well as its interest in certain foreign joint venture operations and properties, to be effective not later than one day prior to the effective date of the Public Offering (the "Second Closing Date");

     WHEREAS, in connection with such asset and stock transfers, MK Rail has agreed to assume certain Environmental Liabilities (as hereinafter defined) of Morrison Knudsen, and the Parties desire to set forth the terms and conditions pursuant to which MK Rail shall assume such Environmental Liabilities.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree:


                                    ARTICLE 1
                                   DEFINITIONS

     1.1 GENERAL. As used in this Agreement, capitalized terms defined immediately after their use shall have the respective meanings thereby provided, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 1

     ACTION: any action, claim, suit, arbitration, inquiry, subpoena, discovery request, proceeding or investigation by or before any court or grand jury, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

     BUSINESS: the operations and business of Morrison Knudsen being transferred to MK Rail pursuant to the Transfer Agreement relating to (a) the remanufacturing of railroad locomotives, (b) the design, development and manufacture of new high-technology locomotives, (c) the design, manufacture, distribution and sale of locomotive component parts, and (d) the provision of locomotive fleet maintenance services, all as more particularly described in the Transfer Agreement.

     ENVIRONMENT: any indoor or outdoor ambient air, surface water, ground water, drinking water, building surface, material surface, land surface or subsurface station.

     ENVIRONMENTAL LAW: any federal, foreign, state, provincial, local, or municipal law (including common law), statute, ordinance, regulation, order, decree, judgment, decision, ruling, permit or authorization (each as may be in effect from time to time) relating or applicable to pollution or protection of health or the environment, including, without limitation, any of the foregoing relating or applicable to emissions, discharges, spills, releases or threatened releases of any Materials of Environmental Concern upon or into the Environment, or human or natural resource exposure to any Material of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Material of Environmental Concern.

     ENVIRONMENTAL LIABILITY: any liability or obligation (including, without limitation, liability for investigatory costs, oversight costs, remediation and cleanup costs, governmental or private response costs and cost recovery actions, natural resource damages, property damages, personal injuries, consequential economic damages, administrative, civil or criminal penalties or forfeitures, and attorneys' fees or other costs of defending an Action or a claim of Environmental Liability) under any Environmental Law.

     EPA:  the United States Environmental Protection Agency.

     FOREIGN INTERESTS: those certain interests in foreign partnerships, corporations, joint ventures and properties of Morrison Knudsen, as identified and described in the Transfer Agreement.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 2

     IDEQ: the Division of Environmental Quality, Idaho Department of Health and Welfare.

     LOSS: any loss, liability, claim, damage, obligation, payment, cost or expense (including, without limitation, the costs and expenses of any Action, any demand, assessment, judgment, settlement or compromise related thereto and reasonable attorneys' fees, disbursements and other charges in connection therewith).

     MATERIAL OF ENVIRONMENTAL CONCERN: any chemical or its derivatives, pollutant, contaminant, hazardous waste, toxic substance, hazardous substance, hazardous material, petroleum, petroleum product or petroleum derivatives.

     POST CLOSURE PERMIT: that certain Post Closure Permit dated January 18, 1991, issued by the Idaho Department of health and Welfare, EPA Identification No. 1DD980976831, relating to the ownership and operation by Morrison Knudsen of its Boise locomotive shop.

     REAL PROPERTY: collectively, the real property on which Morrison Knudsen conducts the Business in Boise, Idaho, Mountaintop, Pensylvania and Latham
New York, as more particularly described and identified in the Transfer
Agreement.

     SITE: the Morrison Knudsen Boise Industrial Complex property located at 4600 Apple Street, Boise, Idaho, located in Ada County in the northwest quarter of Section 36, T3N, R2E Boise Meridian, as more particularly described in the Transfer Agreement and Post Closure Permit.

     SUBSIDIARIES: MK Engine Systems Company, Inc., a New York corporation; Alert Mfg. & Supply Co., an Illinois corporation; Clark Industries, Inc., an Illinois corporation; MCM Transportation Co., a Pennsylvania corporation; Motor Coils Manufacturing Co., a Pennsylvania corporation; Power Parts Company, a Nevada corporation; Power Parts Sign Co., an Illinois corporation; and Touchstone, Inc., a Tennessee corporation.

     1.2 ADDITIONAL DEFINITIONS. Capitalized terms not specifically defined herein shall have the meanings ascribed thereto in the Transfer Agreement, which such definitions are incorporated herein by this reference and made a part hereof.


ENVIRONEMNTAL LIABILITY TRANSFER AGREEMENT - 3

                                    ARTICLE 2
                     ASSUMPTION OF ENVIRONMENTAL LIABILITIES

     2.1 ASSUMPTION BY MK RAIL OF ENVIRONMENTAL LIABILITIES. With the exception of the Post Closure Permit, the terms of the assumption and transfer of which shall be governed by the provisions of Article 3 hereof, MK Rail shall assume the liability for and perform at its expense all of the obligations of Morrison Knudsen and MK Rail including, and limited only as provided below in
Section 2.3, any investigative or remedial actions required by law or contract, for any Environmental Liability arising before or after the applicable Closing Dates as provided in Section 2.2 hereof and resulting from:

     (a)  The operation (whether or not in the normal course) of the Business;

     (b) The actions or omissions of any employee, agent (including any contractor or consultant) of Morrison Knudsen or MK Rail while such employee or agent was employed or performing work or activities in connection with the Business; and

     (c) The presence of any Material of Environmental Concern in, on or under any Real Property.

     2.2 EFFECTIVE DATE. Except as provided in Article 3 below with respect to the Post Closure Permit, the effective date of this Agreement with respect to the Business (excluding the operations of the Subsidiaries and the Foreign Interests) shall be the First Closing Date, and the effective date of this Agreement with respect to the Subsidiaries and the Foreign Interests shall be the Second Closing Date.

     2.3  EXCEPTIONS TO ASSUMPTION OF ENVIRONMENTAL LIABILITIES.
Notwithstanding any other provision of this Agreement, MK Rail shall not assume hereunder, and Morrison Knudsen shall indemnify, defend and hold MK Rail harmless against any and all Losses or Actions arising from or relating to, any Environmental Liability resulting directly or indirectly from the conduct by Morrison Knudsen of any activity on any Real Property which is not activity associated with the Business; PROVIDED, however, that, to the extent MK Rail, as of and after the First or Second Closing Date, as applicable, affirmatively contributes to or aggravates the conditions for which Morrison Knudsen otherwise would be liable hereunder, MK Rail shall be liable for any increase in cost or liability attributable directly to such contribution or aggravation by MK Rail.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 4

                                    ARTICLE 3
                         TRANSFER OF POST CLOSURE PERMIT

     3.1 APPLICATION FOR TRANSFER. As soon as practical after the First Closing Date, the Parties shall apply with the EPA and IDEQ for a transfer of the Post Closure Permit from Morrison Knudsen Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Morrison Knudsen, to MK Rail. Such transfer application shall be made in accordance with the requirements relating to Class 1 permit modifications under 40 C.F.R. Section 270.40 (1992).

     3.2 EFFECTIVE DATE OF TRANSFER. The effective date of the transfer of the Post Closure Permit to MK Rail shall be 90 days after the date of application for transfer provided in Section 3.1 hereof or, if later, the date on which the transfer of the Post Closure Permit to MK Rail has been approved by the EPA and/or IDEQ, as applicable ("Permit Transfer Date").

     3.3 DEMONSTRATION OF FINANCIAL REQUIREMENTS. On and after the First Closing Date, Morrison Knudsen shall continue to comply with the requirements of 40 C.F.R. parts 264 and 265, subpart H (Financial Requirements) until such time as MK Rail has demonstrated compliance with such subparts; PROVIDED, however, that in the event MK Rail fails to demonstrate compliance with such Financial Requirements within six months of the First Closing Date, Morrison Knudsen shall issue corporate guarantees for (i) closure and post-closure care and (ii) sudden and non-sudden accidental occurrences, as specified in subpart H of 40 C.F.R. parts 264 and 265. Such corporate guarantees shall be in the form attached as Appendix I and Appendix II hereof, and shall remain in effect until such time as MK Rail shall demonstrate compliance with the requirements of 40 C.F.R. parts 264 and 265, subpart H, as applicable.

     3.4 PERFORMANCE BY MORRISON KNUDSEN. Until the Permit Transfer Date, Morrison Knudsen shall remain responsible for compliance with all of the terms and conditions of the Post Closure Permit, and shall have full liability thereunder as a primary obligor and not as a surety, unless:

     (a) an obligation under the Post Closure Permit is contested in good faith by Morrison Knudsen by dispute resolution under the Post Closure Permit or in any other administrative or judicial forum having jurisdiction; or

     (b)  performance is excused or otherwise not required by EPA and IDEQ.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 5

                                    ARTICLE 4
                            EASEMENT FOR SITE ACCESS

     MK Rail agrees that, so long as Morrison Knudsen has any liability or responsibility under the Post Closure Permit, Morrison Knudsen shall reserve an easement to and on the Site. This easement shall allow Morrison Knudsen, IDEQ, EPA and the agents, employees, contractors, subcontractors, consultants and representatives of any of them access to, entry upon and use of the Site for the exercise of all rights and performance of all obligations of Morrison Knudsen under the Permit and this Agreement, including but not limited to:

     (a) well drilling, water and water table sampling and monitoring, and water level measuring and monitoring;

     (b)  surface water and sediment sampling and soil sampling;

     (c)  geophysical tests or explorations;

     (d) establishing, operating and maintaining, monitoring and treatment facilities; and

     (e)  conducting such other actions as may be required by EPA or IDEQ.


                                    ARTICLE 5
                         COOPERATION BY MORRISON KNUDSEN

     Morrison Knudsen will cooperate reasonably with MK Rail during Morrison Knudsen's performance of its obligations under the Post Closure Permit and this Agreement (subject always to the lawful authority and direction of EPA and IDEQ), including, but not limited to:

     (a) avoiding any unnecessary interference with the operations of MK Rail at the Site;

     (b)  complying with MK Rail's applicable health, safety and security rules;


     (c) providing reasonable advance notice of coming on the Site and of commencement of activities; and

     (d) providing reasonable advance notice and opportunity to confer with Morrison Knudsen, and if necessary EPA and IDEQ, about any activity not required by the Post Closure Permit that Morrison Knudsen intends to propose to EPA and IDEQ that would reasonably be anticipated to cause material physical damage to the Site or any fixture, installation, building or


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 6 improvement thereon, or to interfere materially with MK Rail's operations.


                                    ARTICLE 6
                           RELATIONSHIP WITH AGENCIES

     6.1 SUBMISSIONS TO AGENCIES. Each of Morrison Knudsen and MK Rail agrees to provide the other Party with copies of all correspondence, reports, plans and validated data pertaining to the Site or any other parcel of Real Property submitted by or on behalf of Morrison Knudsen or MK Rail to IDEQ, EPA or any other state, federal, local or foreign environmental regulatory agency.

     6.2 CONTACT WITH AGENCIES. Morrison Knudsen agrees that until the Permit Transfer Date it will not report to, notify or otherwise communicate with IDEQ or EPA regarding any activities or conditions relating to the Post Closure Permit without either MK Rail being a party to such communication or the prior knowledge and consent of MK Rail.

     6.3 NOTICE OF RELEASES. MK Rail and Morrison Knudsen agree that each of them will provide notice to the other in the event of any release, spill or unpermitted discharge of any Material of Environmental Concern at the Site or at any Real Property that requires notification to EPA, IDEQ or any federal, state, local or foreign environmental regulatory agency.


                                    ARTICLE 7
                                 INDEMNIFICATION

     Except as specifically provided herein, MK Rail agrees to indemnify, defend and hold harmless Morrison Knudsen, its parents, predecessors, successors, present and former subsidiaries, related corporations, divisions, affiliates, shareholders, officers, directors, employees, agents, contractors, subcontractors, consultants, servants, attorney, assigns and representatives of any of them ("MK Indemnitees") from and against any and all Losses arising out of or in any way related to any Environmental Liability assumed by MK Rail hereunder. The terms of such indemnification shall be governed by and consistent with the provision of Article 11 of the Transfer Agreement, the terms and conditions of which are incorporated herein by this reference.


                                    ARTICLE 8
                                RELEASE OF CLAIMS

     MK Rail hereby remises, releases and discharges MK Indemnitees of and from, waives all rights against MK Indemnitees with respect to, and covenants not to sue MK Indemnitees for, any


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 7 and all past, present and future claims, demands, damages, costs, suits, losses of any kind, liabilities, obligations, actions and causes of action whatsoever, in law or in equity, whether for negligence, breach of contract or warranty, strict liability, nuisance or breach of any duty whatsoever, and the costs, expenses and fees (including without limitation attorneys' fees) related thereto, which any MK Indemnitee had, has or ever shall or may have with respect to any and all of the following ("Released Claim"):

     (a) any economic loss, expenses, costs, fees, lost profits, diminishing of value or marketability of property, loss of customers or revenue, loss of use of any property due to casualty, inability to obtain financing at competitive rates, breach of contract of any third party, or any consequential damages whatsoever arising out or related to the ownership, possession or operations of or at the Site and the Real Property, this Agreement, the Transfer Agreement, the Post Closure Permit, any Environmental Liability or the performance or failure to perform any of Morrison Knudsen's obligations under the Post Closure Permit or this Agreement, any delay in obtaining possession or occupancy of the Site or any other Real Property, damage to the Site or any Real Property or any improvements thereon, or interference, hinderance or interruption in the use by MK Rail of the Site or any other Real Property; or

     (b) any personal injury or death or property damage, caused by or contributed to by any MK Indemnitee except for personal injury or death or physical damage to the Site or any building or improvement on the Site caused or contributed to by the negligence of any MK Indemnitee in the performance of any of Morrison Knudsen's obligations under the Post Closure Permit or this Agreement.

     In addition, if any insurer indemnifies or pays on behalf of MK Rail all or any part of any Released Claim, then MK Rail agrees to cause any such insurer to waive any and all subrogation rights against MK Indemnitees.


                                    ARTICLE 9
                                  MISCELLANEOUS

     9.1 ASSIGNMENT. This Agreement shall be binding upon MK Rail and Morrison Knudsen and their respective legal representatives, successors and assigns. However, except for assignments to corporate subsidiaries or any other affiliates, or assignments by operation of law, neither MK Rail nor Morrison Knudsen shall assign any rights, obligations or interest in this Agreement without prior written notice to and the written approval of the other.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 8

     9.2 GOVERNING LAW. This Agreement shall be governed by the State of Delaware.

     9.3 WAIVER. The failure of any Party to enforce any of the provisions of this Agreement, or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on the part of such Party of any such provision but the same shall nevertheless be and remain in full force and effect.

     9.4 SEVERABILITY. It is the intent of the Parties that the clauses of this Agreement are severable, and should any part of this Agreement be declared invalid or unenforceable, all other clauses under this Agreement shall remain in full force and effect.

     9.5 MERGER. This Agreement, the Transfer Agreement, and the Related Agreements (as defined in the Transfer Agreement) all of even date herewith, contain the entire agreement between Morrison Knudsen and MK Rail, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever relating to the transactions contemplated hereby and thereby. Any changes to this Agreement must be made in writing and executed by each of the parties hereto.

     9.6 NOTICES. All notices or other communications shall be given or made in writing by certified mail, return receipt requested or by commercial overnight delivery service addressed as follows:

     If to Morrison Knudsen:

          Morrison Knudsen Corporation
          Morrison Knudsen Plaza
          720 Park Blvd.
          Boise, Idaho  83729
          Attn:  Stephen G. Hanks

     If to MK Rail:

          MK Rail Corporation
          Morrison Knudsen Plaza
          720 Park Blvd.
          Boise, Idaho  83729
          Attn: ___________________

     9.7 TITLE AND HEADINGS. Titles and headings to sections and articles herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 9

     9.8 EXECUTION AND COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties have caused this Agreement and this Environmental Transfer Agreement to be duly executed as of the day and year first above written.


                                        MORRISON KNUDSEN CORPORATION,
                                        an Ohio Corporation

                                        By /s/  Stephen G. Hanks
                                          -------------------------------
                                          Title: EXECUTIVE VICE PRESIDENT



                                        MK RAIL CORPORATION,
                                        a Delaware corporation


                                        By  /s/  John P. Herbots
                                          ----------------------------
                                          Title: Senior Vice President


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 10

                                   APPENDIX I


                         CORPORATE GUARANTEE FOR CLOSURE
                              OR POST-CLOSURE CARE


     Guarantee made this __________________, 1994 by MORRISON KNUDSEN CORPORATION, a business corporation organized under the laws of the State of Ohio (herein referred to as "Guarantor"), to the United States Environmental Protection Agency ("EPA"), and the State of Idaho, Department of Health and Welfare, Division of Environmental Quality ("IDEQ"), obligees, on behalf of our subsidiary MK RAIL CORPORATION, a Delaware corporation ("MK Rail"), whose business address is Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729.

                                R E C I T A L S

     1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for guarantors as specified in 40 C.F.R.
Section 264.143(f), Section 264.145(f), Section 265.143(e), and
Section 265.145(e).

     2.   MK Rail owns or operates the following facility covered by this
Guarantee:

                    EPA Identification No. 980976831
                    Boise Locomotive Shop
                    4600 Apple Street
                    Boise, Idaho 83705

     This Guarantee is for post-closure care.

     3. "Closure plans" and "post-closure plans" as used below refer to the plans maintained as required by subpart G of 40 C.F.R. parts 264 and 265 of the closure and post-closure care of the facility identified above.

     4. For value received from MK Rail, Guarantor guarantees to EPA and IDEQ that in the event that MK Rail fails to perform post-closure care of the above facility in accordance with the closure or post-closure plans and other permit or interim status requirements whenever required to do so, the Guarantor shall do so or establish a trust fund as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, in the name of MK Rail in the amount of the current or post-closure cost estimates as specified in subpart H of 40 C.F.R. parts 264 and 265.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 11

     5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within 90 days, by certified mail, notice to the EPA Regional Administrator for the Region in which the facility is located (with a copy to IDEQ) and to MK Rail that it intends to provide alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, in the name of MK Rail. Within 120 days after the end of such fiscal year, the Guarantor shall establish such financial insurance, unless MK Rail has done so.

     6. The Guarantor agrees to notify the EPA Regional Administrator (with a copy to IDEQ) by certified mail, of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within 10 days after commencement of the proceeding.

     7. Guarantor agrees that within 30 days after being notified by an EPA Regional Administrator or by IDEQ of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a guarantor of closure or post-closure care, it shall establish alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, in the name of MK Rail, unless MK Rail has done so.

     8. Guarantor agrees to remain bound under this Guarantee notwithstanding any or all of the following: amendment or modification of the closure or post-closure plan, amendment or modification of the permit, the extension or reduction of the time of performance of closure or post-closure, or any other modification or alteration of an obligation of the owner or operator pursuant to 40 C.F.R. part 264 or 265.

     9. Guarantor agrees to remain bound under this Guarantee for so long as MK Rail must comply with the applicable financial assurance requirements of subpart H of 40 C.F.R. parts 264 and 265 for the above listed facility, except that Guarantor may cancel this Guarantee by sending notice by certified mail to the EPA Regional Administrator for the region in which the facility is located (with a copy to IDEQ) and to MK Rail, such cancellation to become effective no earlier than 120 days after receipt of such notice by EPA and IDEQ and MK Rail, as evidence by the return receipts.

     10. Guarantor agrees that if MK Rail fails to provide alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, and obtain written approval of such assurance from the EPA Regional Administrator (and/or IDEQ) within 90 days after a notice of cancellation by the Guarantor is received by an EPA Regional Administrator and by


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 12

IDEQ from Guarantor, Guarantor shall provide alternate financial assurance in the name of MK Rail.

     11. Guarantor expressly waives notice of acceptance of this Guarantee by the EPA, by IDEQ or by MK Rail. Guarantor also expressly waives notice of amendments or modifications of the closure and/or post-closure plan and of amendments or modifications of the facility permit.

     I hereby certify that the wording of this Guarantee is substantially identical to the wording specified in 40 C.F.R. Section 264.151(h) as such regulations were constituted on the date first above written.

               Effective Date:  _____________________, 1994.

                                MORRISON KNUDSEN CORPORATION


                                                By______________________________
                                                  Name: ________________________
                                                  Title: _______________________


STATE OF IDAHO      )
                    ) ss.
County of Ada       )

     On this _____ day of __________, 1994, before me,
_______________________________, a Notary Public in and for said State, personally appeared _________________________, known or identified to me to be the president of MORRISON KNUDSEN CORPORATION, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                              _________________________________
                                              Notary Public for Idaho
                                              Residing at ______________________
                                              My commission expires ____________


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 13

                                   APPENDIX II


                        GUARANTEE FOR LIABILITY COVERAGE

     Guarantee made this __________________, 1994 by MORRISON KNUDSEN CORPORATION, a business corporation organized under the laws of the State of Ohio, the principal place of business of which is Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729 (herein referred to as "Guarantor"). This Guarantee is made on behalf of our subsidiary MK Rail Corporation, a Delaware corporation ("MK Rail") of Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729, to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or non-sudden accidental occurrence arising from operation of the facility covered by this Guarantee.

                                 R E C I T A L S

     1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for guarantors as specified in 40 C.F.R.
Section 264.147(g) and Section 265.147(g).

     2. MK Rail owns or operates the following hazardous waste management facility covered by this guarantee.

                    EPA Identification No. 980976831
                    Boise Locomotive Shop
                    4600 Apple Street
                    Boise, Idaho 83705

     This corporate guarantee satisfies RCRA third party liability requirements for both sudden and non-sudden accidental occurrence in the above-named owner or operator facility for coverage in the amount of $________________ for each occurrence and $_______________ annual aggregate.

     3. For value received from MK Rail, Guarantor guarantees to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or non-sudden accidental occurrence arising from operations of the facility covered by this guarantee, that in the event that MK Rail fails to satisfy a judgment or award based upon a determination of liability for bodily injury or property damage to third parties caused by sudden and/or non-sudden accidental occurrences, arising from the operation of the above-named facility, or fails to pay an amount agreed to in settlement of a claim arising from or alleged to arise from such injury or damage, the Guarantor will satisfy such judgment(s) award(s) or


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 14 settlement agreement(s) up to the limits of coverage identified above.

     4.   Such obligation does not apply to any of the following:

          (a) Bodily injury or property damage for which MK Rail is obligated to pay damages by reason of the assumption of liability in the contract or agreement. This exclusion does not apply to liability for damages that MK Rail would be obligated to pay in the absence of the contract or agreement.

          (b) Any obligation of MK Rail under a workers' compensation, disability benefits or unemployment compensation law or any similar law.

          (c)  Bodily injury to:

               (i) An employee of MK Rail arising from, and in the course of, employment by MK Rail; or

               (ii) The spouse, child, parent, brother or sister of that employee as a consequence of, or arising from, and in the course of employment by MK Rail. This exclusion applies:

                    (A) Whether MK Rail may be liable as an employer or in any other capacity; and

                    (B) To any obligation to share damages or repay another person who must pay damages because of the injury to the persons identified in paragraphs (i) and (ii).

          (d) Bodily injury or property damage arising out of the ownership, maintenance, use or entrustment to others of any aircraft, motor vehicle or water craft.

          (e)  Property damage to:

               (i) Premises that are sold, given away or abandoned by MK Rail if the property damage arises out of any part of those premises;

               (ii) Any property owned, rented or occupied by MK Rail;

               (iii) Property loaned to MK Rail;

               (iv) Personal property in the care, custody or control of MK
Rail;


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 15

               (v) That particular real property in which MK Rail or any contractors or subcontractors working directly or indirectly on behalf of MK Rail are performing operations, if the property damage arises out of these operations.

     5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within 30 days, by certified mail, notice to the EPA Regional Administrator for the region in which the facility is located (with a copy to IDEQ) and to MK Rail that it intends to provide alternate liability coverage as specified in 40 C.F.R. Section 264.147 and Section 265.147, as applicable, in the name of MK Rail. Within 120 days after the end of such fiscal year, the Guarantor shall establish such liability coverage unless MK Rail has done so.

     6. The Guarantor agrees to notify the EPA Regional Administrator by certified mail (with a copy to IDEQ) of the voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within 10 days after commencement of the proceeding.

     7. Guarantor agrees that within 30 days after being notified by an EPA Regional Administrator or by IDEQ of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a guarantor, it shall establish alternate liability coverage as specified in 40 C.F.R. Section 264.146 or Section 265.147 in the name of MK Rail, unless MK Rail has done so.
     8. Guarantor reserves the right to modify this agreement to take into account amendment or modification of the liability requirements set by 40 C.F.R.
Section 264.147 and Section 265.147, provided that such modification shall become effective only if an EPA Regional Administrator (and/or IDEQ) does not disapprove the modification within 30 days of receipt of notification of the modification.

     9. Guarantor agrees to remain bound under this guarantee for so long as MK Rail must comply with the applicable requirements of 40 C.F.R. Section 64.147 and Section 265.147 for the above listed facility, except as provided in paragraph 10 of this Agreement.

     10. Guarantor may terminate this Guarantee by sending notice by certified mail to the EPA Regional Administrator of the region in which the facility is located (with a copy to IDEQ) and to MK Rail, provided that this Guarantee may not be terminated unless and until MK Rail obtains, and the EPA Regional Administrator (and IDEQ) approve, alternate liability coverage complying with 40 C.F.R. Section 264.147 and/or Section 265.147.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 16

     11. Guarantor hereby expressly waives notice of acceptance of this Guarantee by any party.

     12. Guarantor agrees that this guarantee is in addition to and does not affect any other responsibility or liability of the Guarantor with respect to the covered facility.

     13. The Guarantor shall satisfy a third party liability claim only on receipt of one of the following documents:

          (a) Certification from the Principal and the third party claimant(s) that the liability claim should be paid. The certification must be worded as follows, except that instruction in brackets are to be replaced with the relevant information and the brackets deleted:

                          Certification of Valid Claim

               The undersigned, as parties [insert Principal] and [insert name and address of third party claimant(s)], hereby certify that the claim of bodily injury and/or property damage caused by a [sudden or non-sudden] accidental occurrence arising from operating [Principal's] hazardous waste treatment, storage, or disposal facility should be paid in the amount of $[________________].

          (Signatures)

          ______________________________
          Principal

          (Notary)

          (Date)


          (Signatures)

          ______________________________
          Claimant(s)

          (Notary)

          (Date)

               (b) A valid final court order establishing a judgment against the principal for bodily injury or property damage caused by sudden or non-sudden accidental occurrences


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 17 arising from the operation of the Principal's facility or group of facilities.

     14. In the event of combination of this guarantee with another mechanism to meet liability requirements, this guarantee will be considered ["primary" or "excess"] coverage.

     I hereby certify that the wording of the guarantee is substantially identical to the wording specified in 40 C.F.R. Section 264.151(h)(2) as such regulations were constituted on the dates shown immediately below.

          Effective Date: ______________________, 1994.

                              MORRISON KNUDSEN CORPORATION



                                                By______________________________
                                                  Name:_________________________
                                                  Its:__________________________

STATE OF IDAHO      )
                    ) ss.
County of Ada       )

     On this _____ day of __________, 1993, before me,
_______________________________, a Notary Public in and for said State, personally appeared __, known or identified to me to be the president of MORRISON KNUDSEN CORPORATION, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               _________________________________
                                               Notary Public for Idaho
                                               Residing at _____________________
                                               My commission expires ___________


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 18